Execution Copy
Exhibit 10.1
SECOND OMNIBUS AMENDMENT
(LPAC Corp. — Removal of ADP)
     THIS SECOND OMNIBUS AMENDMENT (this “Amendment”), dated as of December 14, 2006, is entered into, by and among LENNOX INDUSTRIES INC., an Iowa corporation, (“Lennox” or the “Master Servicer”), ADVANCED DISTRIBUTOR PRODUCTS LLC, a Delaware limited liability company (“Advanced Distributor”), HEATCRAFT REFRIGERATION PRODUCTS LLC, a Delaware limited liability company (“Heatcraft Refrigeration”), LPAC CORP., a Delaware corporation (“LPAC” or the “Company”), LIBERTY STREET FUNDING CORP. (“Liberty Street”), the investors named in the Purchase Agreement (defined below), THE BANK OF NOVA SCOTIA (“Scotiabank”) YC SUSI TRUST (“Yorktown”), BANK OF AMERICA, NATIONAL ASSOCIATION (the “Yorktown Agent”) and THE YORKTOWN INVESTORS and consented to by LENNOX INTERNATIONAL INC. (the “Assurance Provider;” and together with LPAC, Lennox and Heatcraft Refrigeration, the “Lennox Parties”). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Document (as defined below).
     WHEREAS, Lennox, Heatcraft Refrigeration, Advanced Distributor and LPAC entered into that certain Purchase and Sale Agreement, dated as of June 19, 2000 (as amended, supplemented or otherwise modified from time to time, the “Sale Agreement”); and
     WHEREAS, LPAC, Lennox, Liberty Street, the investors named therein, Scotiabank, Yorktown, the Yorktown Agent, and the Yorktown Investors are party to that certain Second Amended and Restated Receivables Purchase Agreement, dated as of June 16, 2003 (as amended, supplemented or otherwise modified through the date hereof, the “Purchase Agreement), and together with the Sale Agreement, the “Operative Documents”); and
     WHEREAS, Advanced Distributor is a Seller under the Sale Agreement;
     WHEREAS, Advanced Distributor desires to terminate its obligations as a Seller under the Sale Agreement and to reacquire all of the Receivables originated by it (the “ADP Receivables”);
     WHEREAS, the parties to the Sale Agreement desire to amend the Sale Agreement to reflect the removal of Advanced Distributor as a Seller under the Sale Agreement; and
     WHEREAS, the parties hereto desire to make other modifications to the Operative Documents as set forth herein.
     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

     Section 1.1 Removal of Advanced Distributor.
     Advanced Distributor desires to withdraw, and terminate its rights and obligations to sell Receivables, Related Rights and the proceeds thereof, as a Seller under the Sale Agreement. As of the Effective Date, the parties hereto agree that Advanced Distributor will no longer sell, transfer, absolutely assign, set over or convey Receivables, Related Rights and the proceeds thereof to the Company under the Sale Agreement. As of the Effective Date, the Sale Agreement shall cease to constitute a continuing obligation of Advanced Distributor from and after the Effective Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made by Advanced Distributor pursuant to Article V, Article VIII and the provisions of Section 10.4 shall be continuing and shall survive any termination of the Sale Agreement, with respect to Advanced Distributor.
     Section 1.2 Amendments to Sale Agreement.
     (a) Exhibit C referred to in, and attached to the Sale Agreement is hereby deleted and replaced in its entirety with the revised Exhibit C attached hereto.
     (b) A new Schedule 5.1(a) attached hereto is hereby added to the Sale Agreement.
     (c) Schedule 5.1(n) referred to in, and attached to, the Sale Agreement, is hereby deleted and replaced in its entirety with the revised Schedule 5.1(n) attached hereto.
     (d) Schedule 10.2 referred to in, and attached to, the Sale Agreement, is hereby deleted and replaced in its entirety with the revised Schedule 10.2 attached hereto.
     Section 1.3 Amendments to Purchase Agreement.
     (a) Section 10.1 (g) of the Purchase Agreement is hereby deleted and replaced with the following:
     “(g) The rolling 3 month average Dilution Ratio at any Cut-Off Date exceeds 12.00%; or”
     (b) Appendix A to the Purchase Agreement is hereby amended as follows:
     (i) The definition of Assurance Agreement is hereby deleted and replaced with the following:
“Assurance Agreement: The Amended and Restated Assurance Agreement dated as of June 16, 2003 made by Lennox International, as the same may be amended, restated, supplemented or modified from time to time.”
     (ii) Clause (i) of the definition of “Funding Termination Date” is hereby deleted and replaced with the following:

“(i) December 13, 2007, or such later date as may, from time to time, be agreed to in writing by the Agents;”
     (iii) The definition of Loss Reserve is hereby deleted and replaced with the following:
“Loss Reserve: At any time, means the product of (1) 2.0 and (2) the highest rolling three month average Default Ratio during the immediately preceding twelve (12) months and (3) the most recently calculated Default Horizon Ratio.”
     (iv) The definition of Originator is hereby amended and restated in its entirety to read as follows:
“Originator: Each of Lennox, Heatcraft Refrigeration Products, LLC and any other Person who is a seller under the Sale Agreement.”
     (c) Schedule 6.1(i) referred to in, and attached to, the Purchase Agreement, is hereby deleted and replaced in its entirety with the revised Schedule 6.1(i) attached hereto.
     (d) Schedule 6.1(n) referred to in, and attached to, the Purchase Agreement, is hereby deleted and replaced in its entirety with the revised Schedule 6.1(n) attached hereto.
     (e) Schedule 6.1(o) referred to in, and attached to, the Purchase Agreement, is hereby deleted and replaced in its entirety with the revised Schedule 6.1(o) attached hereto.
     Section 1.4 Release of ADP Receivables; Consent to Retransfer.
     (a) The Administrative Agent, as agent for the Secured Parties, does hereby sell, assign, transfer and reconvey, without recourse, representation or warranty, all of its right, title and interest in and to each ADP Receivable to LPAC and does hereby release, terminate and discharge any and all Adverse Claims on all of the ADP Receivables. Each of LPAC and Advanced Distributor hereby agrees that they shall not have any recourse against the Administrative Agent or Secured Party with respect to any ADP Receivable and neither the Administrative Agent nor any Secured Party makes any representation or warranty or assumes any responsibility with respect to the ADP Receivables, except that the Administrative Agent represents and warrants that the rights and interests being transferred by it are being transferred free and clear of any Adverse Claim created or granted by.
     (b) Each of the Administrative Agent and the Secured Parties hereby consents to the transfer and assignment by LPAC of the ADP Receivables to Advanced Distributor pursuant to that certain Transfer and Assignment, dated December 14, 2006 (the “Transfer and Assignment”), by and between LPAC and Advanced Distributor.
     Section 1.5 Conditions to Effectiveness.
     This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:

     (a) Counterparts. The Administrative Agent shall have received multiple counterparts, as requested, of this Amendment, the Transfer and Assignment, the Second Amended And Restated Liberty Funding Purchaser Group Fee Letter and the Second Amended And Restated Yorktown Purchaser Group Fee Letter, each executed and delivered by a duly authorized officer of each party hereto.
     (b) Initial Seller Note Cancelled. The Administrative Agent shall have received evidence that the Initial Seller Note issued to Advanced Distributor has been cancelled.
     (c) Stock Certificate Cancelled. The Administrative Agent shall have received evidence that the stock certificate issued by LPAC to Advanced Distributor has been cancelled.
     Section 1.6 Representations and Warranties.
     Each of the Lennox Parties hereby certifies that each of the representations and warranties made by such Person in each of the Operative Documents is true and correct on the date hereof, as if each such representation and warranty were made on the date hereof.
     Section 1.7 Operative Documents in Full Force and Effect as Amended.
     Except as specifically amended hereby, each of the Operative Documents shall remain in full force and effect. All references to the Purchase Agreement shall be deemed to mean the Purchase Agreement as modified hereby and all references to the Sale Agreement shall be deemed to mean the Sale Agreement as modified hereby. This Amendment shall not constitute a novation of either the Sale Agreement or the Purchase Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Sale Agreement, as amended by this Amendment and by the Purchase Agreement, as amended by this Amendment, in each case, as though such terms and conditions were set forth herein.
     Section 1.8 Consent of Assurance Provider.
     The Assurance Provider hereby consents to the amendments to the Sale Agreement and to the Purchase Agreement set forth in this Amendment and in each of amendment to the Purchase Agreement and each other Transaction Document made on or before the date hereof. The Assurance Provider hereby represents and warrants that it has received executed copies of each of the documents referred to in the immediately preceding sentence.
     Section 1.9 Miscellaneous.
     (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

     (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.
     (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LPAC CORP.,
as Seller

By:	/s/ Gary A. Larson
Name:	Gary A. Larson
Title:	Treasurer

LENNOX INDUSTRIES INC.,
as Master Servicer

By:	/s/ Gary A. Larson
Name:	Gary A. Larson
Title:	Treasurer

ADVANCED DISTRIBUTOR PRODUCTS LLC

By:	/s/ Gary A. Larson
Name:	Gary A. Larson
Title:	Treasurer

HEATCRAFT REFRIGERATION PRODUCTS LLC

By:	/s/ Gary A. Larson
Name:	Gary A. Larson
Title:	Treasurer

Consented to this 14th day of December 2006,

LENNOX INTERNATIONAL INC.,
as Assurance Provider

By:	/s/ Gary A. Larson
Name:	Gary A. Larson
Title:	Treasurer

[additional signatures to follow]

LIBERTY STREET FUNDING CORP.,
as a Purchaser

By:	/s/ Jill A. Gordon
Name:	Jill A. Gordon
Title:	Vice President

THE BANK OF NOVA SCOTIA,
as Liberty Street Purchaser Agent and
Liberty Street Investor

By:	/s/ Norman Last
Name:	Norman Last
Title:	Managing Director

[additional signatures to follow]

YC SUSI TRUST,
as the Yorktown Purchaser

By:	Bank of America, National Association, as
Administrative Trustee

By:	/s/ Jeremy Grubb
Name:
Title:

BANK OF AMERICA, NATIONAL
ASSOCIATION,
as the Yorktown Investor

By:	/s/ Jeremy Grubb
Name:
Title:

BANK OF AMERICA, NATIONAL
ASSOCIATION,
as the Yorktown Purchaser Agent

By:	/s/ Jeremy Grubb
Name:
Title:
[end of signatures]